UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2011

Citizens South Banking Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-23971	54-2069979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 South New Hope Road, Gastonia, North Carolina	28054-4040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   704-868-5200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 7, 2011, Citizens South Banking Corporation (the "Company"), issued a press release stating that Russell Investments added the Company to the Russell Microcap(R) Index as a part of its 2011 reconstitution of its family of U.S. indexes on June 24, 2011. The text of the press release is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

99.1      Press Release of Citizens South Banking Corporation dated July 7, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens South Banking Corporation (Registrant)
July 7, 2011 (Date)	/s/ GARY F. HOSKINS Gary F. Hoskins Chief Financial Officer

EXHIBIT INDEX

99.1      Press Release of Citizens South Banking Corporation dated July 7, 2011